UNITED STATES ENVIRONMENTAL PROTECTION AGENCY
                             WASHINGTON, D.C. 20460



                              MAR 14 2001                      OFFICE OF
                                                      PREVENTION, PESTICIDES AND
                                                           TOXIC SUBSTANCES



Mr. Mack Jones
President
Commodore Advanced Sciences, Inc.
2340 Menaul Boulevard NE
Albuquerque, NM  87107

Dear Mr. Jones:

         On February 14, 2001, Commodore Advanced Sciences, Inc. (Commodore) requested a renewal of the Commodore Applied Technologies, Inc., TSCA PCB approval dated March 7, 1996, with two subsequent revisions (the latest on May 29, 1998). Commodore requested an amendment to this approval to include the S-10 reactor which was demonstrated in November 2000 in Harrisburg, Pennsylvania, and a renewal for the continued operation of the L1200 and the Type S Reactors. The Commodore approval expires on March 15, 2001.

         The demonstration test results are currently under review by the Office of Pollution Prevention and Toxics (OPPT). The review is expected to be completed by September 15, 2001. The approval will then be renewed for the continued operation of the L1200 and Type S Reactors and amended to incorporate the results from the November 2000 demonstration of the S-10 reactor. Approval is contingent on acceptable results from the demonstration test and the permit conditions being agreeable with Commodore.

         In the interim, a renewal of the TSCA PCB Disposal Approval dated May 29, 1998, is hereby granted to Commodore Advanced Sciences, Inc., of Albuquerque, New Mexico to operate the L1200 and Type S Reactors as described by the conditions in the May 29, 1998 Approval and is effective upon date of signature. This approval shall expire on September 15, 2001.

         If you have any questions regarding this matter, please contact Winston Lue of my staff at (202) 260-3962.


                                            Sincerely,



                                            Linda Vlier Moos, Acting Director
                                            National Program Chemicals Division

Cc:      PCB Coordinators
         USEPA, Region I-X